UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

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DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

 (Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of shareholders (the “Annual Meeting”) of DS Healthcare Group, Inc. (the “Company”) was held on Friday, October 25, 2013 at its principal executive office located at 1601 Green Road, Pompano Beach, Florida. Shareholders of record at the close of business on September 23, 2013 were entitled to one vote for each share of common stock held. On September 23, 2013, there were 13,709,383 shares of common stock issued and outstanding.  At the Annual Meeting, the shareholders of the Company voted on the following proposals, each as more fully described in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on October 10, 2013:

1.

To elect four members of the Board of Directors of the Company (the “Board”) to serve until the next annual meeting of shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Proposal No. 1: Election of Directors	Vote Type	Voted
Daniel Khesin	For	7,567,493
	Withheld	0
	Broker Non-Votes	0

Keith Markey	For	7,567,493
	Withheld	0
	Broker Non-Votes	0

Matthew Pfeffer	For	7,567,493
	Withheld	0
	Broker Non-Votes	0

Bernhard Opitz	For	7,567,493
	Withheld	0
	Broker Non-Votes	0

2.

To ratify the appointment of Marcum LLP, an independent registered public accounting firm, to serve as the Company’s independent auditors for fiscal year ending December 31, 2013. The proposal was approved by a vote of shareholders as follows:

Proposal No. 2: Ratification of Appointment of Marcum LLP	Vote Type	Voted
	For	7,780,816
	Against	10,000
	Abstention	0

3.

To determine, on a non-binding advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive directors.

Proposal No. 3: Advisory Vote on the Frequency of the Vote on Executive Compensation

Every Three Years	Every Two Years	Every One Year	Abstain
7,492,392	2,085	63,266	0

Based on the results of Proposal No. 3, the Board has determined that the Company will hold a non-binding, advisory vote on the compensation of its named executive officers once every three years until the next required vote on the frequency of the advisory vote on executive compensation occurs, or until the Board determines that holding such vote with a different frequency is in the best interests of the Company.

4.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The proposal was approved by a vote of shareholders as follows:

Proposal No. 4: Advisory Vote on Executive Compensation	Vote Type	Voted
	For	7,561,693
	Against	15,450
	Abstention	350
	Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

Date: October 31, 2013	By:	/s/ Daniel Khesin
	Name:	Daniel Khesin
	Title:	Chief Executive Officer and Chief Financial Officer